UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022 (April 26, 2022)

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NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

650 West Peachtree Street NW
Atlanta, Georgia 30308-1925	(855) 667-3655
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition

On April 27, 2022, the Registrant issued a Press Release, attached hereto as Exhibit 99.1, reporting first-quarter results for 2022.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed in the Form 8-K filed by Norfolk Southern Corporation (the “Company”) on January 26, 2022, the Company’s Board of Directors (the “Board”), appointed Alan H. Shaw as Chief Executive Officer (“CEO”), effective May 1, 2022.

On April 26, 2022, the Board approved additional compensation actions relating to Mr. Shaw’s appointment as President and CEO effective May 1, 2022. The Board approved Mr. Shaw’s adjusted base salary in the amount of $950,000 related to the additional duties of CEO. Effective May 1, 2022, the Company’s Compensation Committee approved Mr. Shaw’s annual incentive opportunity as President and CEO under the Company’s Executive Management Incentive Plan as 225% of base salary, with the actual payment increased or decreased as described in the Company’s annual proxy statement. In addition, the Company’s Compensation Committee also granted Mr. Shaw a supplemental long-term incentive award with a grant date fair market value of $2,600,000, consisting of a combination of restricted stock units, performance share units and stock options. The value of the supplemental 2022 grant reflects Mr. Shaw’s transition to the CEO role on May 1, 2022.

Item 7.01. Regulation FD Disclosure

Quarterly Financial Data is attached hereto, as Exhibit 99.2, reporting first quarter results for 2022. This document is available on the Registrant’s website, www.norfolksouthern.com, in the “Invest in NS” section, under “Financial Reports.” This unaudited financial information and summary of certain notes to the consolidated financial statements should be read in conjunction with: (a) the consolidated financial statements and notes included in the Registrant's latest Annual Report on Form 10-K and in subsequent Quarterly Reports on Form 10-Q; and (b) any Current Reports on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release dated April 27, 2022

99.2	2022 1Q Financial Data

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name: Denise W. Hutson
Title: Corporate Secretary

Date:  April 27, 2022